                                                                    EXHIBIT 3.30



________________________________________________________________________________

________________________________________________________________________________


                                    BYLAWS

                                      OF

                               LA-MAN CORPORATION

________________________________________________________________________________

________________________________________________________________________________

                               TABLE OF CONTENTS

SECTION                           CAPTION                              PAGE
-------                           -------                              ----
                     ARTICLE I - Meetings of Shareholders.............    1

Section 1      Annual Meeting.........................................    1
Section 2      Special Meetings.......................................    1
Section 3      Place..................................................    1
Section 4      Action by Shareholders Without a Meeting...............    1
Section 5      Notice of Meeting......................................    2
Section 6      Notice of Adjourned Meetings...........................    2
Section 7      Waiver of Notice.......................................    3
Section 8      Record Date............................................    3
Section 9      Shareholders' List for Meeting.........................    3
Section 10     Voting Entitlement of Shares...........................    4
Section 11     Proxies................................................    4
Section 12     Shareholder Quorum and Voting..........................    5
Section 13     Voting Trusts..........................................    5
Section 14     Shareholders' Agreements...............................    5

                     ARTICLE II - Directors...........................    6

Section 1      General Powers.........................................    6
Section 2      Qualifications of Directors............................    6
Section 3      Number.................................................    6
Section 4      Election and Term......................................    6
Section 5      Vacancy on Board.......................................    6
Section 6      Removal of Directors by Shareholders...................    6
Section 7      Compensation...........................................    7
Section 8      Presumption of Assent..................................    7
Section 9      Directors' Meetings....................................    7
Section 10     Notice of Meetings.....................................    7
Section 11     Waiver of Notice.......................................    7
Section 12     Quorum and Voting......................................    7
Section 13     Action By Directors Without a Meeting..................    7
Section 14     Adjournments...........................................    8
Section 15     Participation by Conference Telephone..................    8

                     ARTICLE III - Committees.........................    8

Section 1      Executive and Other Committees.........................    8

                    ARTICLE IV - Officers.............................  9

Section 1    Officers, Election and Terms of Office...................  9
Section 2    Resignation and Removal of Officers......................  9
Section 3    Vacancies................................................  9
Section 4    Chairman of the Board....................................  9
Section 5    President................................................ 10
Section 6    Vice President........................................... 10
Section 7    Secretary................................................ 10
Section 8    Treasurer................................................ 11
Section 9    Delegation of Duties..................................... 11

                    ARTICLE V - Stock Certificates.................... 11

Section 1    Issuance................................................. 11
Section 2    Signatures; Form......................................... 11
Section 3    Transfer of Stock........................................ 12
Section 4    Lost Certificates........................................ 12

                    ARTICLE VI - Distributions........................ 13

                    ARTICLE VII - Corporate Records; Shareholders'
                          Inspection Rights; Financial Information.... 13

Section 1    Corporate Records........................................ 13
Section 2    Shareholders' Inspection Rights.......................... 14
Section 3    Financial Statements for Shareholders.................... 14
Section 4    Other Reports to Shareholders............................ 15

                    ARTICLE VIII - Indemnification.................... 13

Section 1    Definitions.............................................. 15
Section 2    Indemnification of Officers, Directors,
               Employees and Agents................................... 16

                    ARTICLE VII - General Provisions.................. 19

Section 1    Fiscal Year.............................................. 19
Section 2    Seal..................................................... 19
Section 3    Amendment of Bylaws...................................... 19

                    CERTIFICATION OF ADOPTION......................... 20

                                    BYLAWS
                                      OF
                              LA-MAN CORPORATION


                                   ARTICLE I
                                   ---------

                            MEETING OF SHAREHOLDERS
                            -----------------------

          SECTION 1.  ANNUAL MEETING.  The annual meeting of the shareholders of
          ---------   --------------
this Corporation shall be held following the end of the Corporation's fiscal year at such time as shall be determined by the Board of Directors. The annual meeting shall be held for the election of directors of the Corporation and the transaction of any business which may be brought before the meeting. The annual meeting of the shareholders for any year shall be held no later than thirteen months after the last preceding annual meeting of shareholders. The failure to hold the annual meeting at the time stated shall not affect the validity of any corporate action and shall not work a forfeiture of or dissolution of the Corporation. Annual meetings shall be held at the Corporation's principal office unless stated otherwise in the notice of the annual meeting.

          SECTION 2.  SPECIAL MEETINGS.  Special meetings of the shareholders
          ---------   ----------------
shall be held when directed by the President or the Board of Directors, or when requested in writing by the holders of not less than 10% of all the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting. A meeting requested by shareholders shall be called for a date not less than 10 nor more than 60 days after the request is made. The call for the meeting shall be issued by the Secretary, unless the President, the Board of Directors, or shareholders requesting the calling of the meeting shall designate another person to do so. Only business within the purpose of the notice of a special meeting, as provided in Section 5 of this Article I, may be conducted at a special meeting.

          SECTION 3.  PLACE.  Meetings of shareholders may be held either within
          ---------   -----
or without the State of Nevada. Unless otherwise directed by the Board of Directors, meetings of the shareholders shall be held at the principal offices of the Corporation in the State of Florida.

          SECTION 4.  ACTION BY SHAREHOLDERS WITHOUT A MEETING.  Action that is
          ---------   ----------------------------------------
required or permitted to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice, and without a vote if such action is evidenced by one or more written consents, setting forth the action taken, dated and signed by the holders of outstanding stock entitled to vote thereon having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and delivered to the Corporation by delivery to its principal office in the State of Florida, its principal place of business, the corporate secretary, or another officer or agent of the Corporation having custody of the book in which proceedings of meetings of shareholders are recorded. No written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the date of the earliest dated consent delivered in the manner required by this Section, written consent signed by the number of holders required to take action is delivered to the Corporation by delivery as set forth in this Section.

          Any written consent may be revoked prior to the date that the Corporation receives the required number of consents to authorize the proposed action. No revocation shall be effective unless in writing and until received by the Corporation at its principal office in this State or its principal place of business, or received by the corporate secretary or other officer or agent of the Corporation having custody of the book in which proceedings of meetings of shareholders are recorded.

          Within 10 days after obtaining such authorization by written consent, notice shall be given to those shareholders who have not consented in writing or who are not entitled to vote on the action. The notice shall fairly summarize the material features of the authorized action and, if the action be such for which dissenters' rights are provided under Nevada law, the notice shall contain a clear statement of the right of shareholders dissenting therefrom to be paid the fair value of their shares upon compliance with further provisions of Nevada law regarding the rights of dissenting shareholders.

          A consent signed under this Section has the effect of a meeting vote and may be described as such in any document.

          Whenever action is taken pursuant to this Section, the written consent of the shareholders consenting thereto or the written reports of inspectors appointed to tabulate such consents shall be filed with the minutes of proceedings of shareholders.

          SECTION 5.  NOTICE OF MEETING.  The Corporation shall notify
          ---------   -----------------
shareholders in writing of the date, time, and place of each annual and special shareholders' meeting no fewer than 10 or more than 60 days before the meeting date. Notice of a shareholders' meeting may be communicated or delivered to any shareholder in person, or by teletype, telegraph or other form of electronic communication, or by mail, by or at the direction of the President, the Secretary, or the officer or persons calling the meeting. If notice is mailed, it shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at his address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid.

          SECTION 6.  NOTICE OF ADJOURNED MEETINGS.  When an annual or special
          ---------   ----------------------------
shareholders' meeting is adjourned to a different date, time or place, notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken, and any business may be transacted at the adjourned meeting that might have been transacted on the original date of the meeting. If, however, after the adjournment the Board of Directors fixes a new record date for the adjourned meeting, a notice of the adjourned meeting must be given to persons who are shareholders as of the new record date who are entitled to notice of the meeting.

          SECTION 7.  WAIVER OF NOTICE.  A shareholder may waive any notice
          ---------   ----------------
required by the Articles of Incorporation or Bylaws before or after the date and time stated in the notice. The waiver must be in writing, be signed by the shareholder entitled to the notice, and be delivered to the Corporation for inclusion in the minutes or filing with the corporate records. Attendance by a shareholder at a meeting waives objection to lack of notice or defective notice of the meeting, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting.

          SECTION 8.  RECORD DATE.  For the purpose of determining the
          ---------   -----------
shareholders entitled to notice of a shareholders' meeting, to demand a special meeting, to vote, or to take any other action, the Board of Directors may fix the record date for any such determination of shareholders.

          The record date for determining shareholders entitled to demand a special meeting shall be the date the first shareholder delivers such a demand to the Corporation. The record date for determining shareholders entitled to take action without a meeting shall be the date the first signed written consent is delivered to the Corporation under Section 4 of this Article. A record date for purposes of this Section may not be more than 70 days before the meeting or action requiring a determination of shareholders.

          If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders.

          When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section, such determination shall apply to any adjournment thereof, unless the Board of Directors fixes a new record date for the adjourned meeting.

          SECTION 9.  SHAREHOLDERS' LIST FOR MEETING.  After fixing a record
          ---------   ------------------------------
date for a meeting, the Corporation shall prepare an alphabetical list of the names of all its shareholders who are entitled to notice of a shareholders' meeting, arranged by voting group with the address of, and the number and class and series, if any, of shares held by each. The shareholders' list shall be available for inspection by any shareholder for a period of 10 days prior to the meeting or such shorter time as exists between the record date and the meeting and continuing through the meeting at the Corporation's principal office, at a place identified in the meeting notice in the city where the meeting will be held, or at the office of the Corporation's transfer agent or registrar. A shareholder or his agent or attorney is entitled on written demand to inspect the list, during regular business hours and at the shareholder's expense, during the period it is available for inspection.

          The Corporation shall make the shareholders' list available at the meeting, and any shareholder or his agent or attorney is entitled to inspect the list at any time during the meeting or any adjournment.

          SECTION 10. VOTING ENTITLEMENT OF SHARES. Except as provided otherwise
          ----------  ----------------------------
in the Articles of Incorporation or herein, each outstanding share, regardless of class, is entitled to one vote on each matter submitted to vote at a meeting of the shareholders. Shares standing in the name of another Corporation, domestic or foreign, may be voted by such officer, agent, or proxy as the bylaws of the corporate shareholder may prescribe or, in the absence of any applicable provision, by such person as the board of directors of the corporate shareholder may designate. In the absence of any such designation or in case of conflicting designation by the corporate shareholder, the President, any Vice President, the Secretary, and the Treasurer of the corporate shareholder, in that order, shall be presumed to be fully authorized to vote such shares.

          Shares entitled to vote held by an administrator, executor, guardian, personal representative, or conservator may be voted by such person, either in person or by proxy, without a transfer of such shares into such person's name. Shares standing in the name of a trustee may be voted by such person, either in person or by proxy, but no trustee shall be entitled to vote shares held by such person without a transfer of such shares into such person's name or the name of such person's nominee.

          Shares held by or under the control of a receiver, a trustee in bankruptcy proceedings, or an assignee for the benefit of creditors may be voted by him without the transfer thereof into his name.

          Nothing herein contained shall prevent trustees or other fiduciaries holding shares registered in the name of a nominee from causing such shares to be voted by such nominee as the trustee or other fiduciary may direct. Such nominee may vote shares as directed by a trustee or other fiduciary without the necessity of transferring the shares to the name of the trustee or other fiduciary.

          SECTION 11. PROXIES. A shareholder, other person entitled to vote on
          ----------  -------
behalf of a shareholder pursuant to law, or attorney in fact, may vote such shareholder's shares in person or by proxy.

          A shareholder may appoint a proxy to vote or otherwise act for such shareholder by signing an appointment form, either personally or by such shareholder's attorney-in-fact. An executed telegram or cablegram appearing to have been transmitted by such person, or a photographic, photostatic, telecopy or equivalent reproduction of an appointment form is a sufficient appointment form. An appointment of a proxy is effective when received by the

Secretary or other officer authorized to tabulate votes and is valid for up to 11 months unless a longer period is expressly provided in the appointment form.

          The death or incapacity of a shareholder appointing a proxy does not affect the right of the Corporation to accept the proxy's authority unless notice of the death or incapacity is received by the Secretary or other officer or agent authorized to tabulate votes before the proxy exercises his authority under the appointment.

          SECTION 12. SHAREHOLDER QUORUM AND VOTING. A majority of the shares
          ----------  -----------------------------
entitled to vote, represented in person or by proxy, shall constitutes a quorum at a meeting of shareholders.

          If a quorum exists, action on a matter (other than the election of directors) by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless the Articles of Incorporation or applicable law requires a greater number of affirmative votes. After a quorum has been established at a shareholders' meeting, a subsequent withdrawal of shareholders, so as to reduce the number of shares entitled to vote at the meeting below the number required for a quorum, shall not affect the validity of any action taken at the meeting or any adjournment thereof.

          SECTION 13. VOTING TRUSTS. One or more shareholders may create a
          ----------  -------------
voting trust, conferring on a trustee the right to vote or otherwise act for them, by signing an agreement setting out the provisions of the trust (which may include anything consistent with its purpose) and transferring their shares to the trustee. When a voting trust agreement is signed, the trustee shall prepare a list of the names and addresses of all owners of beneficial interests in the trust, together with the number and class of shares each transferred to the trust, and deliver copies of the list and agreement to the Corporation's principal office. After filing a copy of the list and agreement in the Corporation's principal office, such copy shall be open to inspection by any shareholder of the Corporation or any beneficiary of the trust under the agreement during business hours.

          A voting trust shall be valid for not more than 10 years after its effective date, provided that all or some of the parties to a voting trust may extend it for additional terms of not more than 10 years each by signing an extension agreement and obtaining the voting trustee's written consent to the extension. An extension is valid for the period set forth therein, up to 10 years, from the date the first shareholder signs the extension agreement. The voting trustee must deliver copies of the extension agreement and list of beneficial owners to the Corporation's principal office. An extension agreement binds only those parties signing it.

          SECTION 14. SHAREHOLDERS' AGREEMENT. Two or more shareholders may
          ----------  -----------------------
provide for the manner in which they will vote their shares by signing an agreement for that purpose.

          When a shareholders' agreement is signed, the shareholders who are parties thereto shall deliver copies of the agreement to the Corporation's principal office. After filing a copy of the agreement in a Corporation's principal office, such copy shall be open to inspection by any shareholder of the Corporation, or any party to the agreement during business hours.

                                  ARTICLE II
                                  ----------

                                   DIRECTORS
                                   ---------

          SECTION 1. GENERAL POWERS. All corporate powers shall be exercised by
          ---------  --------------
or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of its Board of Directors.

          SECTION 2. QUALIFICATIONS OF DIRECTORS. Directors must be natural
          ---------  ----------------------------
persons who are eighteen years of age or older but need not be residents of Nevada or shareholders of this Corporation.

          SECTION 3. NUMBER. The Board of Directors of this Corporation as of
          ---------  ------
the date of adoption of these Bylaws shall consist of one (1) members. The number of directors may be increased or decreased from time to time by action of the Board of Directors, but no decrease shall have the effect of shortening the terms of any incumbent director. Directors are elected at each annual meeting of shareholders.

          SECTION 4. ELECTION AND TERM. Each person named in the Articles of
          ---------  -----------------
Incorporation as a member of the initial Board of Directors shall hold office until the first shareholders' meeting at which directors are elected and until such person's successor shall have been elected and qualified or until such person's earlier resignation, removal from office or death.

          At the first annual meeting of shareholders and at each annual meeting thereafter, the shareholders shall elect directors to hold office until the next succeeding annual meeting. Each director shall hold office for the term for which such director is elected and until such director's successor shall have been elected and qualified or until such director's earlier resignation, removal from office or death.

          SECTION 5. VACANCY ON BOARD. Any vacancy occurring in the Board of
          ---------  ----------------
Directors, including a vacancy resulting from an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall hold office only until the next election of directors by the shareholders.

          SECTION 6. REMOVAL OF DIRECTORS BY SHAREHOLDERS. The shareholders may
          ---------  ------------------------------------
remove one or more directors with or without cause. A director may be removed by the shareholders at a meeting of shareholders, provided the notice of the meting states that the purpose, or one of the purposes, of the meeting is removal of the director. A director may be removed only if the number of votes cast to remove him represents a majority of the votes entitled to be cast for such removal.

          SECTION 7. COMPENSATION. The Board of Directors shall have authority
          ---------  ------------
to fix the compensation of directors.

          SECTION 8. PRESUMPTION OF ASSENT. A director of the Corporation who is
          ---------  ---------------------
present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless such director votes against such action or abstains from voting in respect thereto because of an asserted conflict of interests.

          SECTION 9. DIRECTORS' MEETING. The Board of Directors may hold regular
          ---------  ------------------
or special meetings within or outside of the State of Nevada. Meetings of the Board of Directors may be called at any time by the President of the Corporation, or by any two directors.

          SECTION 10. NOTICE OF MEETINGS. Regular meetings of the Board of
          ---------   ------------------
Directors may be held without notice of the date, time, place or purpose of the meetings. Special meetings of the Board of Directors shall be preceded by at least two days' notice of the date, time and place of the meeting.

          Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need to be specified in the notice or waiver of notice of such meeting.

          SECTION 11. WAIVER OF NOTICE. Notice of a meeting of the Board of
          ---------   ----------------
Directors need not be given to any director who signs a waiver of notice either before or after the meeting. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting and waiver of any and all objections to the place of the meeting, the time of the meeting, or the manner in which it has been called or convened, except when a director states, at the beginning of the meeting or promptly upon arrival at the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened.

          SECTION 12. QUORUM AND VOTING. A majority of the number of directors
          ---------   -----------------
fixed by these Bylaws shall constitute a quorum for the transaction of business. If a quorum is present when a vote is taken, the affirmative vote of a majority of directors present shall be the act of the Board of Directors.

          SECTION 13. ACTION BY DIRECTORS WITHOUT A MEETING. Any action required
          ---------   -------------------------------------
or permitted by law to be taken at a meeting of the Board of Directors or any committee thereof may be taken without a meeting if such action is taken in writing signed by all members of the Board or the committee. The action must be evidenced by one or more written consents describing the action taken and signed by each director or committee member, and shall be effective when the last director signs the consent, unless the consent specifies a different effective date. The consent signed shall have the effect of a meeting vote and may be described as such in any document.

          SECTION 14. ADJOURNMENTS. A majority of the directors present, whether
          ----------  ------------
or not a quorum exists, may adjourn any meeting of the Board of Directors or any committee thereof to another time and place. Notice of any such adjourned meeting shall be given to the directors who were not present at the time of the adjournment and, unless the time and place of the adjourned meeting are announced at the time of the adjournment, to the other directors.

          SECTION 15. PARTICIPATION BY CONFERENCE TELEPHONE. Members of the
          ----------  -------------------------------------
Board of Directors or any committee thereof may participate in a meeting of such Board by means of a conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

                                  ARTICLE III
                                  -----------

                                  COMMITTEES
                                  ----------

          SECTION 1.  EXECUTIVE AND OTHER COMMITTEES. The Board of Directors, by
          ---------   ------------------------------
resolution adopted by a majority of the full Board of Directors, may designate from among its members an Executive Committee and one or more other committees each of which, to the extent provided in such resolution, shall have and may exercise all the authority of the Board of Directors, except that no committee shall have the authority to:

          (a) Approve or recommend to shareholders actions or proposals required by law to be approved by shareholders.

          (b) Fill vacancies on the Board of Directors or any committee thereof.

          (c)  Adopt, amend, or repeal the Bylaws.

          (d) Authorize or approve the reacquisition of shares unless pursuant to a general formula or method specified by the Board of Directors.

          (e) Authorize or approve the issuance or sale, or contract for the sale of shares, or determine the designation and relative rights, preferences, and limitations of a voting group except that the Board of Directors may authorize a committee (or a senior executive officer of the Corporation) to do so within limits specifically prescribed by the Board of Directors.

          Each committee must have two or more members who serve at the pleasure of the Board of Directors. The Board, by resolution adopted in accordance with this Section, may designate one or more directors as alternate members of any such committee who may act in the place and stead of any absent member or members at any meeting of such committee.

     Neither the designation of any such committee, the delegation thereto of authority, nor action by such committee pursuant to such authority shall alone constitute compliance by any member of the Board of Directors not a member of the committee in question with his responsibility to act in good faith, in a manner he reasonably believes to be in the best interest of the Corporation, and with such care as an ordinarily prudent person in a like position would use under similar circumstances.

                                  ARTICLE IV
                                  ----------

                                   OFFICERS
                                   --------

     SECTION 1. OFFICERS, ELECTION AND TERMS OF OFFICE.  The principal officers
     ---------  --------------------------------------
of this Corporation shall consist of a President, a Secretary, a Treasurer and, in the discretion of the Board of Directors, one or more Vice Presidents, each of whom shall be elected by the Board of Directors at the first meeting of directors immediately following the annual meeting of shareholders of this Corporation, and shall hold their respective offices from the date of the meeting at which elected until the time of the next succeeding meeting of the Board following the annual meeting of the shareholders. The Board of Directors shall have the power to elect or appoint, for such term as it may see fit, such other officers and assistant officers and agents as it may deem necessary, and to prescribe such duties for them to perform as it may deem advisable. Any two or more offices may be held by the same person. Failure to elect a President, Vice President, Secretary or Treasurer shall not affect the existence of the Corporation.

     SECTION 2. RESIGNATION AND REMOVAL OF OFFICERS. An officer may resign at
     ---------  -----------------------------------
any time by delivering notice to the Corporation. A resignation is effective when the notice is delivered unless the notice specifies a later effective date. If a resignation is made effective at a later date and the Corporation accepts the future effective date, the Board of Directors may fill the pending vacancy before the effective date if the Board of Directors provides that the successor does not take office until the effective date.

     The Board of Directors may remove any officer at any time with or without cause. Any officer or assistant officer, if appointed by another officer, may likewise be removed by such officer. Removal of any officer shall be without prejudice to the contract rights, if any, of the person so removed; however, election or appointment of an officer or agent shall not in itself create contract rights.

     SECTION 3. VACANCIES.  Any vacancy, however occurring, in any office may be
     ---------  ---------
filled by the Board of Directors.

     SECTION 4. CHAIRMAN OF THE BOARD.  The Chairmen of the Board of Directors
     ---------  ---------------------
shall preside at all meetings of the Board of Directors and shall have such other duties and responsibilities as may be delegated from time to time by the Board of Directors pursuant to resolutions duly adopted in accordance with these Bylaws.

     SECTION 5. PRESIDENT.  The President shall be chief executive officer of
     ---------  ---------
the Corporation and, subject to the direction of and limitations imposed by the Board of Directors, shall have general charge of the business, affairs and property of the Corporation and general supervision over its other officers and agents. The President shall preside at all meetings of the shareholders and, in the absence of the Chairman of the Board, at meetings of the Board of Directors. The President, unless some other person is thereunto expressly authorized by resolution of the Board of Directors, shall sign all certificates of stock, execute all contracts, deeds, notes, mortgages, bonds and other instruments and papers in the name of the Corporation and on its behalf; subject, however, to the control, when exercised, of the Board of Directors. The President shall, at each annual meeting, present a report of the business and affairs of the Corporation. The President shall have the power to employ and terminate the employment of all such subordinate officers, agents, clerks and other employees not herein provided to be selected by the Board, as such President may find necessary to transact the business of the Corporation, and shall have the right to fix the compensation thereof.

     SECTION 6. VICE PRESIDENT.  One or more Vice Presidents may be designated
     ---------  --------------
by that title or such additional title or titles as the Board of Directors may determine. A Vice President shall have the powers and perform such duties as may be delegated to such a Vice President by the Board of Directors, or in the absence of such action by the Board, then by the President. A Vice President (in such order of seniority as may be determined by the Board of Directors, if any) shall, except as may be expressly limited by action of the Board of Directors, perform the duties and exercise the powers of the President during the absence or disability of the President; and, in such case, concurrently with the President, shall at all times have the power to sign all certificates of stock, execute all contracts, deeds, notes, mortgages, bonds and other instruments and documents in the name of the Corporation on its behalf which the President is authorized to do, but subject to the control and authority at all times of the Board of Directors. A Vice President also shall have such powers and perform such duties as usually pertain to such office or as are properly required by the Board of Directors.

     SECTION 7. SECRETARY.  The Secretary shall keep the minutes of all meetings
     ---------  ---------
of the shareholders and the Board of Directors in a book or books to be kept for such purposes, and also, when so requested, the minutes of all meetings of committees in a book or books to be kept for such purposes. The Secretary shall attend to giving and serving of all notices, and such Secretary shall have charge of all books and papers of the Corporation, except those hereinafter directed to be in charge of the Treasurer, or except as otherwise expressly directed by the Board of Directors. The Secretary shall keep the stock certificate book or books. The Secretary shall be the custodian of the seal of the Corporation. The Secretary shall sign with the President all certificates of stock as the Secretary of this Corporation and as Secretary affix or cause to be affixed thereto the seal of the Corporation. The Secretary may sign as Secretary of the Corporation, with the President in the name of the Corporation and on its behalf, all contracts, deeds, mortgages, bonds, notes and other papers, instruments and documents, except as otherwise expressly provided by the Board of Directors, and as such, the Secretary shall affix the seal of the Corporation thereto when required thereby. Under the direction of the Board of Directors, or the President, the Secretary shall perform all the duties usually pertaining to the office of the Secretary; and such Secretary shall perform such other duties as may be prescribed by the Board of Directors or the President.

          SECTION 8. TREASURER. The Treasurer shall have the custody of all the
          ---------  ---------
funds and securities of the Corporation except as may be otherwise provided by the Board of Directors, and the Treasurer shall make such disposition of the funds and other assets of the Corporation as such Treasurer may be directed by the Board of Directors. The Treasurer shall keep or cause to be kept a record of all money received and paid out, and all vouchers and receipts given therefor, and all other financial transactions of the Corporation. The Treasurer shall have general charge of all financial books, vouchers and papers belonging to the Corporation or pertaining to its business. The Treasurer shall render an account of the Corporation's funds at the first meeting of the Board of Directors immediately following the annual meeting of shareholders of this Corporation, and at such other meetings as such Treasurer may be requested, and such Treasurer shall make an annual statement of the finances of the Corporation. If at any time there is a person designated as Comptroller of the Corporation, the Treasurer may delegate to such Comptroller such duties and powers as to the Treasurer may seem proper. The Treasurer shall perform such other duties as are usually incident by law or otherwise to the office of the Treasurer, and as such Treasurer may be directed or required by the Board of Directors or the President.

          SECTION 9. DELEGATION OF DUTIES. In the case of the absence or
          ---------  --------------------
disability of any officer of the Corporation, or in case of a vacancy in any office or for any other reason that the Board of Directors may deem sufficient, the Board of Directors, except as otherwise provided by law, may delegate the powers or duties of any officer during the period of such officer's absence or disability to any other officer or to any director.

                                   ARTICLE V
                                   ---------

                              STOCK CERTIFICATES
                              ------------------

          SECTION 1. ISSUANCE. Every holder of shares in this Corporation shall
          ---------  --------
be entitled to have a certificate, representing all shares to which such holder is entitled. No certificate shall be issued for any share until such share is fully paid.

          SECTION 2. SIGNATURES; FORM. Certificates representing shares in this
          ---------  ----------------
Corporation shall be signed by the President or a Vice President and the Secretary or an Assistant Secretary and may be sealed with the seal of this Corporation or a facsimile thereof. The signatures of the President and the Secretary may be facsimiles if the certificate is manually signed on behalf of a transfer agent or a registrar, other than the Corporation itself or an employee of the Corporation.

In case any officer who signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer at the date of its issuance.

          Every certificate representing shares which are restricted as to the sale, disposition or other transfer of such shares shall state that such shares are restricted as to transfer and shall set forth or fairly summarize such restrictions upon the certificate. Alternatively, each certificate may state conspicuously that the Corporation will furnish to any shareholder upon request and without charge a full statement of such restrictions.

          SECTION 3. TRANSFER OF STOCK.  Shares of stock of the Corporation
          ---------  -----------------
shall be transferred on the books of the Corporation only upon surrender to the Corporation of the certificate or certificates representing the shares to be transferred accompanied by an assignment in writing of such shares properly executed by the shareholder of record or his duly authorized attorney in fact and with all taxes on the transfer having been paid. The Corporation may refuse any requested transfer until furnished evidence satisfactory to it that such transfer is proper. Upon the surrender of a certificate for transfer of stock, such certificate shall be marked on its face "Canceled". The Board of Directors may make such additional rules concerning the issuance, transfer and registration of stock as it deems appropriate.

          If any holder of any stock of the Corporation shall have entered into an agreement with any other holder of any stock of the Corporation or with the Corporation, or both, relating to a sale or sales or transfer of any shares of stock of the Corporation, or wherein or whereby any restriction or condition is imposed or placed upon or in connection with the sale or transfer of any share of stock of the Corporation, and if a duly executed or certified copy thereof shall have been filed with the Secretary of the Corporation, none of the shares of stock covered by such agreement or to which it relates, of any such contracting shareholder, shall be transferred upon the books of the Corporation until there has been filed with the Secretary of the Corporation evidence satisfactory to the Secretary of the Corporation of compliance with such agreement, and any evidence of any kind or quality, of compliance with the terms of such agreement which the Secretary deems satisfactory or sufficient shall be conclusive upon all parties interested; provided, however, that neither the Corporation nor any director, officer, employee or transfer agent thereof shall be liable for transferring or effecting or permitting the transfer of any such shares of stock contrary to or inconsistent with the terms of any such agreement, in the absence of proof of willful disregard thereof or fraud, bad faith or gross negligence on the part of the party to be charged; provided, further, that the certificate of the Secretary, under the seal of the Corporation, bearing the date of its issuance by the Secretary, certifying that such an agreement is or is not on file with the Secretary, shall be conclusive as to such fact so certified for a period of five days from the date of such certificate, with respect to the rights of any innocent purchaser or transferee for value of any such shares without actual notice of the existence of any restrictive agreement.

          SECTION 4. LOST CERTIFICATES. Any shareholder claiming a certificate
          ---------  -----------------
of stock to be lost or destroyed shall make affidavit or affirmation of the fact that such shareholder is the owner and holder thereof, and give notice of the loss or destruction of same in such manner as the Board of Directors may require, and shall give the Corporation a bond of indemnity in form, and with one or more sureties satisfactory to the Board of Directors, payable as may be required by the Board of Directors to protect the Corporation and any person injured by the issuance of the new certificate from any liability or expense which it or they may incur by reason of the original certificate remaining outstanding, whereupon the President or a Vice President and the Secretary or an Assistant Secretary may cause to be issued a new certificate in the same tenor as the one alleged to be lost or destroyed, but always subject to approval of the Board of Directors.


                                  ARTICLE VI
                                  ----------

                                 DISTRIBUTIONS
                                 -------------

     The Board of Directors may, from time to time, declare distributions to the Corporation's shareholders in cash, property, or shares of the Corporation, unless the distribution would (i) cause the Corporation to be unable to pay its debts as they become due in the usual course of business, or (ii) cause the Corporation's assets to be less than its liabilities plus the amount necessary, if the Corporation were dissolved at the time of the distribution, to satisfy the preferential rights of shareholders whose rights are superior to those receiving the distribution. The shareholders and the Corporation may enter into an agreement requiring the distribution of corporate profits, subject to the provisions of Nevada law.

                                  ARTICLE VII
                                  -----------

                       CORPORATE RECORDS; SHAREHOLDERS'
                   INSPECTION RIGHTS; FINANCIAL INFORMATION
                   ----------------------------------------

     SECTION 1.  CORPORATE RECORDS.
     ---------   -----------------

     The Corporation shall keep as permanent records minutes of all meetings of its shareholders and Board of Directors, a record of all actions taken by the shareholders or Board of Directors without a meeting, and a record of all actions taken by committees of the Board of Directors on behalf of the Corporation.

     The Corporation shall maintain accurate accounting records and a record of its shareholders in a form that permits preparation of a list of the names and addresses of all shareholders in alphabetical order by class of shares showing the number and series of shares held by each.

          The Corporation shall keep copies of: its Articles of Incorporation and all amendments thereto and restatements thereof currently in effect; these Bylaws or restated Bylaws and all amendments currently in effect; resolutions adopted by the Board of Directors creating one or more classes or series of shares and fixing their relative rights, preferences, and limitations, if shares issued pursuant to those resolutions are outstanding; the minutes of all shareholders' meetings and records of all actions taken by shareholders without a meeting for the past three years; written communications to all shareholders generally or all shareholders of a class of series within the past three years, including the financial statements furnished for the last three years; a list of names and business street addresses of its current directors and officers; and its most recent annual report delivered to the Department of State.

          D. The corporation shall maintain its records in written form or in another form capable of conversion into written form within a reasonable time.

          SECTION 2. SHAREHOLDERS' INSPECTION RIGHTS. Shareholder shall be
          ---------  -------------------------------
entitled to inspect and copy, during regular business hours at the Corporation's principal office, any of the corporate records described in Section 1 of this
Article if the shareholder gives the Corporation written notice of the demand at least five business days before the date on which he wishes to inspect and copy the records.

          Shareholder shall be entitled to inspect and copy, during regular business hours at a reasonable location specified by the Corporation, any of the following records of the Corporation if the shareholder gives the Corporation written notice of this demand at least five (5) business days before the date on which the Shareholder wishes to inspect and copy, provided (a) the demand is made in good faith and for a proper purpose, (b) the shareholder describes with reasonable particularity the purpose and the records he desires to inspect, and (c) the records are directly connected with the purpose: (i) excerpts from minutes of any meeting of the Board of Directors, records of any action of a committee of the Board of Directors while acting in place of the Board on behalf of the Corporation; (ii) accounting records; (iii) the record of shareholders; and (iv) any other books and records of the Corporation.

          This Section 2 does not affect the right of a shareholder to inspect and copy the shareholders' list described in Section 9 of Article I, if the shareholder is in litigation with the Corporation to the same extent as any other litigant or the power of a court to compel the production of corporate records for examination.

     The Corporation may deny any demand for inspection if the demand was made for an improper purpose, or if the demanding shareholder has within the two (2) years preceding such demand, sold or offered for sale any list of shareholders of the Corporation or of any other corporation, has aided or abetted any person in procuring any list of shareholders for that purpose, or has improperly used any information secured through any prior examination of the records of the Corporation or any other corporation.

          SECTION 3. FINANCIAL STATEMENTS FOR SHAREHOLDERS. Unless modified by
          ---------  -------------------------------------
resolution of the shareholders within 120 days after the close of each fiscal year, the Corporation shall furnish its shareholders with annual financial statements which may be consolidated or combined statements of the Corporation and one or more of its subsidiaries, as appropriate, that include a balance sheet as of the end of the fiscal year, an income statement for that year, and a statement of cash flows for that year. If financial statements are prepared for the Corporation on the basis of generally accepted accounting principles, the annual financial statements must also be prepared on that basis.

          If the annual financial statements are reported upon by a public accountant, such public accountant's report must accompany them. If not, the statements must be accompanied by a statement of the President or the person responsible for the Corporation's accounting records stating his or her reasonable belief that the statements were prepared on the basis of generally accepted accounting principles and, if not, describing the basis of preparation and describing any respects in which the statements were not prepared on a basis of accounting consistent with the statements prepared for the preceding year.

          The Corporation shall mail the annual financial statements to each shareholder within 120 days after the close of each fiscal year or within such additional time thereafter as is reasonably necessary to enable the Corporation to prepare its financial statements. Thereafter, on written request from a shareholder who was not mailed the statements, the Corporation shall mail him the latest annual financial statements.

          SECTION 4. OTHER REPORTS TO SHAREHOLDERS. If the Corporation
          ---------  -----------------------------
indemnifies or advances expenses to any director, officer, employee or agent otherwise than by court order or action by the shareholders of by an insurance carrier pursuant to insurance maintained by the Corporation, the Corporation shall report the indemnification or advance in writing to the shareholders with or before the notice of the next annual shareholders' meeting, or prior to the meeting if the indemnification or advance occurs after the giving of the notice but prior to the time the annual report shall include a statement paid, the amounts paid, and the nature of such payment of the litigation or threatened litigation.

          If the Corporation issues or authorizes the issuance of shares for promises to perform services in the future, the Corporation shall report in writing to the shareholders the number of shares authorized or issued, and the consideration received by the Corporation, with or before the notice of the next shareholders' meeting.


                                 ARTICLE VIII
                                 ------------

                                INDEMNIFICATION
                                ---------------

          SECTION 1. DEFINITIONS. For purposes of this Article VIII, the
          ---------  -----------
following terms shall have the meanings hereafter ascribed to them:

          (a)  "Agent" includes a volunteer.

          (b) "Corporation" includes, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, officer, employee, or agent of a constituent corporation, or is or was serving at the request of a constituent corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or enterprise, is in the same position with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

          (c)  "Expenses" includes counsel's fees, including those for appeal.

          (d) "Liability" includes obligations to pay a judgment, settlement, penalty, fine (including an excise tax assessed with respect to any employee benefit plan), and Expenses actually and reasonably incurred with respect to a Proceeding.

          (e) "Proceeding" includes any threatened, pending, or completed action, suit, or other type of proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal.

          (f) "Serving at the Request of the Corporation" includes any service as a director, officer, employee, or agent of the Corporation that imposes duties on such persons, including duties relating to an employee benefit plan and its participants or beneficiaries.

          (g) "Not Opposed to the Best Interest of the Corporation" describes the actions of a person who acts in good faith and in a manner he reasonably believes to be in the best interests of the participants and beneficiaries of an employee benefit plan.

          (h)  "Other Enterprise" includes employee benefit plans.

          SECTION 2. INDEMNIFICATION OF OFFICERS, DIRECTORS, EMPLOYEES AND
          ---------  -----------------------------------------------------
AGENTS.
------

          A. The Corporation shall have power to indemnify any person who was or is a party to any proceeding (other than an action by, or in the right of, the Corporation), by reason of the fact that he is or was a director, officer, employee, or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against liability incurred in connection with such proceeding, including any appeal thereof, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interest of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any proceeding by judgment, order, settlement, or conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner in which he reasonably believed to be in, or not opposed to, the best interest of the Corporation or, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

          B. The Corporation shall have power to indemnify any person, who was or is a party to any proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses and amounts paid in settlement not exceeding, in the judgment of the Board of Directors, the estimated expense of litigating the proceeding to conclusion, actually and reasonably incurred in connection with the defense or settlement of such proceeding, including any appeal thereof. Such indemnification shall be authorized if such person acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interest of the Corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable unless, and only to the extent that, the court in which such proceeding was brought, or any other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability that in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnify for such expenses which such court shall deem proper.

          C. To the extent that a director, officer, employee, or agent of the Corporation has been successful on the merits or otherwise in the defense of any proceeding referred to in subsection A or subsection B, or in the defense of any claim, issue, or matter therein, he shall be indemnified against expenses actually and reasonably incurred by him in connection therewith.

          D. Any indemnification under subsection A or subsection B, unless pursuant to determination by a court, shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth herein. Such determination shall be made:

               1. By the Board of Directors by a majority vote of a quorum consisting of directors who are not parties to such proceeding;

               2. If such a quorum is not obtainable or, even if obtainable, by majority vote of a committee duly designated by the Board of Directors (in which directors who are parties may participate) consisting solely of two or more directors not at the time parties to the proceeding;

               3.   By independent legal counsel:

                    a.   Selected by the Board of Directors or the committee;

                    b. If a quorum of the directors cannot be obtained and a committee cannot be designated, selected by majority vote of the full Board of Directors (in which directors who are parties may participate);

               4. By the shareholders by a majority vote of a quorum consisting of shareholders who were not parties to such proceeding or, if no such quorum is obtainable, by a majority vote of shareholders who were not parties to such proceeding.

          E. Evaluation of the reasonableness of expenses and authorization of indemnification shall be made in the same manner as the determination that indemnification is permissible. However, if the determination of permissibility is made by independent legal counsel, persons designated by independent legal counsel shall evaluate the reasonableness of expenses and may authorize indemnification.

          F. Expenses incurred by an officer or director in defending a civil or criminal proceeding may be paid by the Corporation in advance of the final disposition of the such proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if he is ultimately found not to be entitled to indemnification by the Corporation pursuant to this section. Expenses incurred by other employees and agents may be paid in advance upon such terms or conditions that the Board of Directors deems appropriate.

          G. The indemnification and advancement of expenses provided pursuant to this Article are not exclusive, and the Corporation may make any other or further indemnification or advancement of expenses of any of its directors, officers, employees, or agents, under any bylaw, agreement, vote of shareholders, or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. However, indemnification or advancement of expenses shall not be made to or on behalf of any director, officer, employee, or agent if a judgment or other final adjudication establishes that his actions, or omissions to act, were material to the cause of action so adjudicated and constitute:

               1. A violation of the criminal law, unless the director, officer, employee, or agent had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful;

               2. A transaction from which the director, officer, employee, or agent derived an improper personal benefit;

               3. In the case of a director, a circumstance under which the liability provisions of Nevada law are applicable; or

               4. Willful misconduct or a conscious disregard for the best interests of the Corporation in a proceeding by or in the right of the Corporation to procure a judgment in its favor or in a proceeding by or in the right of a shareholder.

          H. Indemnification and advancement of expenses as provided in this Article shall continue as, unless otherwise provided when authorized or ratified, to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person, unless otherwise provided when authorized or ratified.

          I. Notwithstanding the failure of the Corporation to provide indemnification, and despite any contrary determination of the Board or of the shareholders in the specified case, a director, officer, employee or agent of the Corporation who is or was a party to a proceeding may apply for indemnification or advancement of expenses, or both, to the court conducting the proceeding, to the Circuit Court, or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice that it considers necessary, may order indemnification and advancement of expenses, including expenses incurred in seeking court ordered indemnification or advancement of expenses, if it determines that:

               1. The director, officer, employee or agent is entitled to mandatory indemnification in which case the court shall also order the Corporation to pay the director reasonable expenses incurred in obtaining court ordered indemnification or advancement of expenses;

               2. The director, officer, employee or agent is entitled to indemnification or advancement of expenses, or both, by virtue of the exercise by the Corporation of its power; or

               3. The director, officer, employee or agent is fairly and reasonably entitled to indemnification or advancement of expenses, or both, in view of all the relevant circumstances, regardless of whether such person met the standard of conduct set forth herein.

                                  ARTICLE IX
                                  ----------

                              GENERAL PROVISIONS
                              ------------------

          SECTION 1.  FISCAL YEAR.  The fiscal year of the Corporation shall
          ---------   -----------
begin on the first day of July and end on the last day of June in each year.

          SECTION 2.  SEAL.  The Board of Directors in its discretion may adopt
          ---------   ----
a seal for the Corporation in such form as may be determined from time to time by the Board of Directors.

          SECTION 3.  AMENDMENT OF BYLAWS.  The Board of Directors shall have
          ---------   -------------------
the power to repeal, alter, amend, and rescind these Bylaws.

                            CERTIFICATE OF ADOPTION
                            -----------------------

          I hereby certify that the foregoing Bylaws were duly adopted pursuant to written consent of the shareholders of the Corporation dated as of November 9, 1998.

                                              /s/ Marshall S. Harris
                                           ------------------------------------
                                                  Marshall S. Harris
                                                  Secretary of the Corporation